                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Ralph Rubio, Chief Executive Officer of Rubio's Restaurants, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (a) the Annual Report on Form 10-K of the Company for the fiscal year ended December 28, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2004

/s/  Ralph Rubio
--------------------------
Ralph Rubio
Chief Executive Officer